UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 13, 2002

Date of Report (Date of earliest event reported)

Mercator Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22667	06-1132156
(Commission File Number)	(IRS Employer Identification No.)

45 Danbury Road, Wilton, CT 06897

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (203) 761-8600

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

99.1 Certification	Required Under Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350.

Item 9.    Regulation FD Disclosure

On November 13, 2002, Mercator Software, Inc. (the “Company”) filed with the Commission its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002. This Current Report is filed to accompany the Quarterly Report on Form 10-Q to furnish certifications of Roy C. King, Chairman of the Board of Directors, Chief Executive Officer and President, and Kenneth J. Hall, Executive Vice President, Chief Financial Officer and Treasurer, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached hereto as an Exhibit.

The foregoing certification should not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercator Software, Inc.

Dated: November 13, 2002

By:     /s/ Roy C. King
        Roy C. King
        Chairman of the Board of Directors,
            Chief Executive Officer and President